                              CONSULTING AGREEMENT

     Consulting Agreement ("Agreement") by and among HOLLIS-EDEN
PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), WILLIAM H. TILLEY and JACMAR/VIKING, L.L.C. ("Consultant") as of the 8th of March, 1999 (the "Effective Date").

                                    RECITALS

     Whereas, the Company's Board of Directors has appointed Tilley to fill a vacancy on the Board of Directors and to serve as a Director of the Company;

     WHEREAS, Tilley desires to serve on the Company's Board of Directors;

     WHEREAS, the Company desires to retain Consultant to make Tilley available to provide certain investor relations consulting service to the Company; and

     WHEREAS, Consultant desires to provide certain investor relations consulting service to the Company.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.  TERMS.

     1.1 DUTIES OF CONSULTANT. The Company hereby retains Consultant to provide investor relations consulting services for and during the term hereof, subject to the direction of the Chief Executive Officer of the Company and the terms and conditions hereof. Specifically, Consultant shall cause Tilley to introduce the Company to, and act as the Company's liaison with, and provide the Company with his opinions and recommendations with respect to, potential investors, strategic partners and existing and potential investment bankers, broker-dealers, analysts, market makers and underwriters, and taking other actions intended to enhance stockholder value as reasonably requested by the Chief Executive Officer of the Company. Consultant hereby accepts such retention under the terms and conditions set forth in this Agreement. Consultant agrees to cause Tilley to devote part of his business time and services to the faithful performance of the duties, responsibilities, and authorities which may be reasonably assigned to Consultant hereunder. It is understood that Tilley will not be providing his services, through Consultant or otherwise, on a full-time basis.

     1.2 BOARD MEMBERSHIP. Tilley agrees to serve on the Board of Directors of the Company during the term of this Agreement.

     1.3 TERM. Unless sooner terminated as provided in Section 1.5 hereof, this Agreement has become effective as of the date set forth above and shall continue in force and effect until the third anniversary of the date hereof.

                                       1.

     1.4 COMPENSATION. As compensation for services rendered by Consultant, the Company shall grant to Consultant a warrant to purchase 500,000 shares of the Company's common stock at an exercise price of $20.50 per share. Such warrant shall be transferable, shall not include a net exercise provision, shall contain customary S-3 registration rights and shall expire on the third anniversary of the date of this agreement. A form of such warrant is attached as Exhibit "A" hereto. The Company may also grant such other stock options and other incentives to Consultant for consulting services or to Tilley for serving as a director as the Company's Board of Directors may determine in its sole discretion.

     1.5 TERMINATION. Notwithstanding any other provisions in this Agreement:

          (A) DEATH. If Tilley dies during the term of this Agreement, this Agreement shall automatically terminate as of the date of his death; and the Company shall have no further obligation to Consultant, Tilley or Tilley's estate, except to pay Consultant or Tilley, as the case may be, any accrued, but unpaid compensation under Section 1.4 hereof.

          (B) VOLUNTARY TERMINATION BY CONSULTANT. In the event that during the term hereof, Consultant shall voluntarily terminate this Agreement, or Consultant shall refuse to perform the services required hereunder, then, in such event, this Agreement shall automatically be terminated and Consultant shall have the right to receive any unpaid compensation or reimbursements to the date of termination, but no other compensation.

     1.6 EXPENSE REIMBURSEMENT AND TRAVEL ADVANCES. Consultant or Tilley, as the case may be, shall be entitled to reimbursement for any and all reasonable expenses, including travel and entertainment, incurred by Consultant or Tilley, as the case may be, in the performance of this Agreement. Consultant or Tilley, as the case may be, will take all actions necessary to maintain the tax deductibility of any such expenses by the Company and shall submit vouchers prior to reimbursement for expenses. All expense report vouchers of Consultant or Tilley, as the case may be, shall be approved by the Chief Executive Officer of the Company. Expenses in excess of $1,000.00 per occurrence must be approved in advance by the Chief Executive Officer of the Company.

     1.7 PROTECTION FROM LIABILITY. The Company may provide Tilley with appropriate insurance coverage as necessary to protect Tilley from any and all personal liability incurred in the normal performance of Tilley's designated duties. The Company agrees to indemnify Tilley to the fullest extent permitted by law for any liabilities in connection with the lawful performance of services hereunder.

2. PROTECTIVE COVENANTS. Because (i) Consultant and Tilley will become fully familiar with all aspects of the Company's business during the period of this Agreement with the Company, (ii) certain information of which Consultant and Tilley will gain knowledge during this Agreement is proprietary and confidential information which is of special and peculiar value to the Company, (iii) if any such proprietary and confidential information were imparted to or became known by any persons, including Consultant and Tilley, engaging in a business in competition with that of the Company, hardship, loss and irreparable injury and damage could result to the Company, the measurement of which would be difficult if not impossible to ascertain, and (iv) it is necessary for the Company to protect its business from such damage, the following covenants constitute a reasonable and appropriate means, consistent with the best interests of Consultant, Tilley and the

                                       2.

Company, to protect the Company against such damage and shall apply to and be binding upon Consultant and Tilley as provided herein:

     2.1 NON-COMPETITION BY CONSULTANT. Consultant and Tilley covenant that, during the term of this Agreement and for a period of one year thereafter, neither Consultant nor Tilley will engage in or participate in any business which is in competition with the business of the Company on the date of termination and which continues during the period of non-competition. Notwithstanding the foregoing, Consultant and/or Tilley may make passive investments in the aggregate of less than 5% of the outstanding equity securities in any entity listed for trading on a national stock exchange or quoted on any recognized automatic quotation system.

     2.2 TRADE SECRETS, PROPRIETARY AND CONFIDENTIAL INFORMATION. Consultant and Tilley recognizes that their position with the Company is one of the highest trust and confidence by reason of Consultant's and Tilley's access to and contact with trade secrets and confidential and proprietary information of the Company. Consultant and Tilley shall use their best efforts and exercise utmost diligence to protect and safeguard the trade secrets and confidential and proprietary information of the Company. Consultant and Tilley covenant that during the term of this Agreement and thereafter, they will not disclose, disseminate or distribute to another, nor induce any other person to disclose, disseminate, or distribute, any trade secret or proprietary or confidential information of the Company, directly or indirectly, for Consultant's or Tilley's own benefit or for the benefit of another, whether or not acquired, learned, obtained or developed by Consultant or Tilley use or cause to be used, any trade secret, proprietary or confidential information in any way except as is required in the course of the services to the Company hereunder. The foregoing shall not apply to information which becomes public or other than as a result of the prohibited acts of Consultant or Tilley. All confidential information relating to the business of the Company, whether prepared by Consultant or Tilley or otherwise coming into its or his possession, shall remain the exclusive property of the Company and shall not, except in the good faith furtherance of the business of the Company, be removed from the premises of the Company under any circumstances whatsoever without the prior written consent of the Company.

     2.3 REMEDIES. In the event of breach or threatened breach by Consultant or Tilley of any provision of this Section 2, the Company shall be entitled to apply for relief by temporary restraining order, temporary injunction, or permanent injunction and to all other relief to which it may be entitled, including any said breach, violation or threatened breach or violation. The Company may pursue any remedy available to it concurrently or consecutively in any order as to any breach, violation, and the pursuit of any one of such remedies at any time will not be deemed an election of remedies or waiver of the right to pursue any other of such remedies as to such breach, violation, or as to any other breach, violation, or threatened breach or violation.

3.  MISCELLANEOUS.

     3.1 NOTICES. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be deemed to have been delivered
(i) on the date personally delivered or (ii) two days after the date deposited in a receptacle maintained by the United States Postal Services for such purpose, addressed as set forth below, or (iii) one day after properly sent by Federal Express, addressed as set forth below:

                                       3.

          If to Consultant:   JacMar/Viking, L.L.C.
                              2200 W. Valley Boulevard
                              Alhambra, CA 91803

          If to Tilley:       William H. Tilley
                              2200 W. Valley Boulevard
                              Alhambra, CA 91803

          with a copy to:     Latham & Watkins
                              701 "B" Street, Suite 2100
                              San Diego, CA  92102
                              Attn:  Donald P. Newell, Esq.

          If to the Company:  Hollis-Eden Pharmaceuticals, Inc.
                              9333 Genesee Avenue, Suite 110
                              San Diego, CA  92121
                        Fax:  (619) 558-6470
                       Attn:  Chief Executive Officer

          with a copy to:     Cooley Godward LLP
                              4365 Executive Drive, Suite 1100
                              San Diego, CA  92121
                        Fax:  (619) 453-3555
                       Attn:  Eric J. Loumeau, Esq.

Either party hereto may designate a different address by providing written notice of such new address to the other party hereto as provided above.

     3.2 SEVERABILITY. If any provision contained in this Agreement is determined to be void, illegal or unenforceable, in whole or in part, then the other provisions contained herein shall remain in full force and effect as if the provision which was determined to be void, illegal, or unenforceable had not been contained herein.

     3.3 WAIVER, MODIFICATION AND INTEGRATION. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of any party. This instrument, and the documents referred to herein, contain the entire agreement of the parties and supersede any and all other agreements either oral or in writing, between the parties hereto with respect to services of Consultant and Tilley to the Company and contain all of the covenants and agreements between the parties with respect to such services in any manner whatsoever. This Agreement may not be modified, altered or amended except by written agreement of all parties hereto.

     3.4 RELATIONSHIP. Consultant is an independent contractor and is responsible for the withholding and payment of any applicable employment-related taxes or unemployment compensation. This Agreement does not establish any partnership, joint venture or other business association between the parties, and Consultant shall have no interest in the management, business or property of the Company, except as specifically provided herein.

     3.5 GOVERNING LAW. This Agreement shall be governed by the internal laws of the State of California, without regard to its conflicts of law principles.

                                       4.

     3.6 TILLEY CONSENT. Tilley hereby agrees to make his services available to Consultant to the extent necessary for Consultant to perform its obligations hereunder. The Company is an intended third-party beneficiary of the covenant set forth in the preceding sentence.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                         HOLLIS-EDEN PHARMACEUTICALS, INC.,
                                         a Delaware corporation


                                         By: /s/ RICHARD B. HOLLIS
                                            ------------------------------------
                                                 Richard B. Hollis, CEO


                                         JACMAR/VIKING, L.L.C.
                                         a Delaware limited liability company


                                         By:  THE JACMAR COMPANIES
                                              a California corporation
                                              Its:  Managing Member


                                              By: /s/ JAMES A. DAL POZZO
                                                 -------------------------------
                                                      James A. Dal Pozzo,
                                                      President


                                              By: /s/  WILLIAM H. TILLEY
                                                 -------------------------------
                                                       William H. Tilley






                                       5.

                                                                     No. W-99-5

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                       WARRANT TO PURCHASE 500,000 SHARES
                               OF COMMON STOCK OF
                       HOLLIS-EDEN PHARMACEUTICALS, INC.
                           (Void after March 7, 2002)

     This certifies that Jacmar/Viking, L.L.C., or its assigns (the "Holder"), for value received, is entitled to purchase from Hollis-Eden Pharmaceuticals, Inc., a Delaware corporation (the "Company"), having a place of business at 9333 Genesee Avenue, Suite 110, San Diego, California 92121, a maximum of 500,000 fully paid and nonassessable shares of the Company's Common Stock ("Common Stock") for cash at a price of $20.50 per share (the "Stock Purchase Price") at any time or from time to time up to and including 5:00 p.m. (Pacific time) on March 7, 2002 (the "Expiration Date"), upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and, if applicable, upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant.

     This Warrant is subject to the following terms and conditions:

     1. EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES. This Warrant is exercisable at the option of the holder of record hereof, at any time or from time to time, up to the Expiration Date for all or any part of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Form of Subscription delivered and payment made for such shares. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder.

                                      1.

     2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES; LISTING OF SHARES. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed; provided, however, that other than as set forth in Section 11 hereof, the Company shall not be required to effect a registration under Federal or State securities laws with respect to such exercise. As long as the Warrant shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrant to be listed (subject to official notice of issuance) on all securities exchanges on which the Common Stock may then be listed and/or quoted. The Company will not take any action which would result in any adjustment of the Stock Purchase Price (as set forth in Section 3 hereof) if the total number of shares of Common Stock issuable after such action upon exercise of all outstanding options, warrants and convertible securities, together with all shares of Common Stock then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation.

     3. ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

     3.1 SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

     3.2 DIVIDENDS IN COMMON STOCK, OTHER STOCK, PROPERTY, RECLASSIFICATION. If at any time or from time to time the Holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

                                     2.

          (a) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution, or

          (b) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 3.1 above), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (b) above and this clause (c) which such Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

     3.3 REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property (a "Transaction"), then, as a condition of such Transaction, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby; provided, however, that in the event the fair market value of the stock, securities or other assets or property (determined in good faith by the Board of Directors of the Company) issuable or payable with respect to one share of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby is in excess of the Stock Purchase Price hereof effective at the time of a merger and securities received in such reorganization, if any, are publicly traded, then this Warrant shall expire unless exercised prior to such Transaction. In the event of any Transaction, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument reasonably satisfactory in form and substance to the Holders of a majority of the warrants to purchase Common Stock then outstanding, executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder

                                      3.

such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

     3.4 CERTAIN EVENTS. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this
Section 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

     3.5  NOTICES OF CHANGE.

          (a) Within 30 days after any adjustment in the number or class of shares subject to this Warrant and of the Stock Purchase Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

          (b) The Company shall also give written notice to the Holder at least 10 business days prior to the date on which a Transaction shall take place.

     4. ISSUE TAX. The issuance of certificates for shares of Common Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

     5. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

     6. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.

                                      4.

     7.   REPRESENTATIONS AND WARRANTS OF THE HOLDER.

     7.1 PURCHASE FOR OWN ACCOUNT. Holder represents that it is acquiring this Warrant and the Common Stock issuable upon exercise of this Warrant (collectively, the "Securities") solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

     7.2 INFORMATION AND SOPHISTICATION. Holder acknowledges that it has received all the information it has requested from the Company and considers necessary or appropriate for deciding whether to acquire this Warrant. Holder represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and to obtain any additional information necessary to verify the accuracy of the information given the Holder. Holder further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

     7.3 ABILITY TO BEAR ECONOMIC RISK. Holder acknowledges that investment in this Warrant involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

     7.4 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, Holder further agrees not to make any disposition of all or any portion of the Securities unless and until:

          (a) There is then in effect a Registration Statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

          (b) (i) Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the 1933 Act.

          (c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by Holder to a stockholder or partner (or retired partner) of such Holder, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were a Holder hereunder.

     8. WARRANTS TRANSFERABLE. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant

                                      5.

properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company, at the Company's option, and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

     9. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the holder of this Warrant and of the holder of shares of Common Stock issued upon exercise of this Warrant shall survive the exercise of this Warrant.

     10. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     11.   REGISTRATION RIGHTS.

     11.1 Within one (1) year following the date of this Warrant (provided that the parties may agree to file sooner to take advantage of the Company's eligibility to use Form S-3), the Company will prepare and file with the SEC a registration statement on Form S-3 (or such other form that the Company may be eligible to use) relating to the sale of the shares of Common Stock issuable upon exercise of this Warrant (the "Shares") by Holder from time to time (the "Registration Statement"), and use its best efforts, subject to receipt of necessary information from Holder, to cause such Registration Statement to be declared effective by the Securities and Exchange Commission (the "SEC") as soon as practicable after the SEC has completed its review process. The Company agrees to use its best efforts to keep such Registration Statement effective until the earlier of (i) the date on which all the Shares have been sold by Holder and (ii) the date on which the Shares may be resold by Holder without registration by reason of Rule 144(k) under the Act of 1933 or any other rule of similar effect. The Company shall file all reports required to be filed by the Company with the SEC in a timely manner and take all other necessary action so as to maintain such eligibility for the use of Form S-3 (or its successor or equivalent). Notwithstanding the foregoing, following the effectiveness of the Registration Statement, the Company may, at any time, suspend the effectiveness of the Registration Statement for up to no longer than 30 days, as appropriate (a "Suspension Period"), by giving notice to the Holder, if the Company shall have determined that the Company may be required to disclose any material corporate development. The Company will use its best efforts to minimize the length of any Suspension Period. Notwithstanding the foregoing, no more than two Suspension Periods may occur in any twelve (12) month period. Holder agrees that, upon receipt of any notice from the Company of a Suspension Period, Holder will not sell any Shares pursuant to the Registration Statement until (i) Holder is advised in writing by the Company that the use of the applicable prospectus may be resumed, (ii) Holder has received copies of any additional or supplemental or amended prospectus, if applicable, and (iii) Holder has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such prospectus. Holder further covenants to notify the Company promptly of the sale of all of its Shares.

                                      6.

     11.2 The Company shall furnish to Holder promptly after the Registration Statement is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto. The Company shall furnish to Holder such number of copies of prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act, in order to facilitate the public sale or other disposition of all or any of the Shares by Holder; provided, however, that the obligation of the Company to deliver copies of prospectuses or preliminary prospectuses to the Holder shall be subject to the receipt by the Company of reasonable assurances from the Holder that the Holder will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses. The Company shall bear all expenses incurred by the Company in connection with the registration of the Shares pursuant to the Registration Statement.

     11.3 The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and, as of the dates such documents were filed, all documents incorporated by reference therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

     11.4  INDEMNIFICATION. For the purpose of this Section 11:

           (i) the term "Holder/Affiliate" shall include Holder and any affiliate of Holder;

           (ii) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 11.1.

           (a) The Company agrees to indemnify and hold harmless Holder and each person, if any, who controls Holder within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which Holder or such controlling person may become subject, under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof or incorporated by reference therein, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the prospectus, in the form first filed with the SEC pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading, and will reimburse Holder and each such controlling person for any

                                      7.

legal and other expenses as such expenses are reasonably incurred by Holder or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company (i) by or on behalf of Holder expressly for use therein or (ii) the failure of Holder to comply with the covenants and agreements contained in this Warrant respecting the sale of the Shares, the inaccuracy of any representations made by Holder herein or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to Holder prior to the pertinent sale or sales by Holder. In addition to its other obligations under this paragraph (a), the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, or any inaccuracy in the representations and warranties of the Company in this Agreement or failure to perform its obligations in this Agreement, all as described in this paragraph (a), it will reimburse Holder on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation, to reimburse Holder for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, Holder shall promptly return it to the Company together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Bank of America National Trust and Savings Association, San Francisco, California (the "Prime Rate"). Any such interim reimbursement payments which are not made to a Holder within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

           (b) Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of Holder) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the

                                      8.

Company by or on behalf of Holder expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. In addition to its other obligations under this paragraph (b), Holder agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any failure to comply, statement or omission, or any alleged failure to comply, statement or omission, described in this paragraph (b) which relates to written information furnished to the Company by or on behalf of Holder, it will reimburse the Company (and, to the extent applicable, each officer, director or controlling person) on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of Holder's obligations to reimburse the Company (and, to the extent applicable, each officer, director or controlling person) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company (and, to the extent applicable, each officer, director or controlling person) shall promptly return it to Holder together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which Holder may otherwise have.

           (c)  Promptly after receipt by an indemnified party under this
Section 11.4 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 11.4 notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this
Section 11.4 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 11.4 for any legal or other expenses subsequently incurred

                                      9.

by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph (a), representing the indemnified parties who are parties to such action) or (ii) the indemnified party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

           (d) If the indemnification provided for in this Section 11.4 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs
(a), (b) or (c) of this Section 11.4 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein in such proportion as is appropriate to reflect the relative fault of the Company and Holder in connection with the statements or omissions or inaccuracies in the representations and warranties in this Warrant which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and Holder shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 11.4 any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 11.4 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any action for which notice has been give under paragraph (c) for purposes of indemnification. The Company and Holder agree that it would not be just and equitable if contribution pursuant to this Section 11.4 were determined solely by pro rata allocation (even if Holder were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 11.4, the Holder shall not be required to contribute any amount in excess of the amount by which the amount paid by Holder paid for the Shares that were sold pursuant to the Registration Statement and the amount received by Holder from such sale exceeds the amount of any damages that Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

           (e) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in paragraphs (a) and (b) of this Section 11.4,

                                      10.

including the amounts of any requested reimbursement payments and the method of determining such amounts, shall be settled by arbitration conducted under the provisions of the Judicial Arbitration and Mediation Service (JAMS) and shall be held in San Diego, California. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of any arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Such an arbitration would be limited to the operation of the interim reimbursement provisions contained in paragraphs (a) and (b) of this
Section 11.4 and would not resolve the ultimate propriety or enforceability of the obligation to reimburse expenses which is created by the provisions of such paragraphs (a) and (b).

     12. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such holder at his address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

     13. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

     14. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

     15. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

     16. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

                                     11.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this 8th day of March, 1999.

                              HOLLIS-EDEN PHARMACEUTICALS, INC.
                              a Delaware corporation


                              By: /s/ Richard B. Hollis
                                 -------------------------------------------
                              Name:   Richard B. Hollis
                                   -----------------------------------------
                              Title:  Chairman & Chief Executive Officer
                                    ----------------------------------------


                                      12.

                                   EXHIBIT A

                               SUBSCRIPTION FORM


                                                 Date:  _________________, 19___


Hollis-Eden Pharmaceuticals, Inc.
9333 Genesee Avenue, Suite 110
San Diego, CA  92121

Attn:  President

Ladies and Gentlemen:

     The undersigned hereby elects to exercise the warrant issued to him by Hollis-Eden Pharmaceuticals, Inc. (the "Company") and dated ___________ _____, 1999 Warrant No. W-___ (the "Warrant") and to purchase thereunder ________________________________ shares of the Common Stock of the Company (the "Shares") at a purchase price of ___________________________________________
Dollars ($__________) per Share or an aggregate purchase price of __________________________________ Dollars ($__________) (the "Purchase Price").

  Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer.

                                    Very truly yours,

                                    ----------------------------------------

                                    By:
                                       -------------------------------------

                                    Title:
                                          ----------------------------------